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                                                                      Exhibit 99

FOR IMMEDIATE RELEASE
                                       Contact: Julann Oppasser Donnelly
                                                Investor Relations
                                                (757) 306-0299
                                                INVREL@METROIS.COM

                                                Dean Dranias
                                                Dresner Corp. Services
                                                (312) 726-3200

        METRO INFORMATION SERVICES TO ADD TWO MORE CALIFORNIA LOCATIONS:
ACQUIRES THE PROFESSIONALS COMPUTER MANAGEMENT CONSULTANTS AND KRYSTAL SOLUTIONS

VIRGINIA BEACH, VA, FEBRUARY 1, 1999 /PRNEWSWIRE/ -- METRO INFORMATION SERVICES, INC. (NASDAQ: MISI - NEWS) today announced it has acquired The Professionals Computer Management Consultants and Krystal Solutions both of Irvine and San Bruno, California. The Irvine office serves the Los Angeles market while the San Bruno office serves the San Francisco market. Both companies provide information technology consultants and software engineers to a variety of clients. Together the acquisitions bring more than 150 consultants to Metro. Revenue for these companies exceeded $22 million in 1998.

While transaction terms were not announced, Metro expects both acquisitions to increase 1999 earnings. Metro will account for each transaction as a purchase of assets for cash.

John H. Fain, Metro's CEO said, "These acquisitions expand our presence in California. Together with our December 1998 acquisition of The Avery Group of Menlo Park, California, and January 1999 acquisition of D.P. Specialists, Inc. of El Segundo, California, Metro has added more than 300 California-based consultants in the past two months and is positioned to play a significant role in major California markets."

Ted Schindler, The Professionals' CEO said, "Metro's presence in the Midwest allows us to better serve existing clients and creates new opportunities to serve national clients within our existing markets."

Cathy Thompson, Krystal Solutions' CEO said, "Metro's culture of excellent treatment of its Staff and the potential to improve opportunities and benefits for our Staff led us to select Metro."

Metro now has 38 offices providing a wide range of information technology consulting and software development services and has more than 2,300 consultants and a total staff of more than 2,750. Metro's services include application systems development and maintenance, information technology architecture and engineering, systems consulting, project outsourcing and general support services. Information about Metro is available via the Internet's World Wide Web at HTTP://WWW.METROIS.COM.


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Certain matters discussed in this news release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. All statements made in this news release, other than those consisting solely of historical facts, that address events or developments that the Company expects or anticipates will or may occur in the future, the prospects for new business, and references to business strategy, future success, the potential for additional earnings from the reported transaction and other events, are forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, including the Company's ability to integrate and operate successfully acquired businesses and the risks associated with such businesses; uncertainty as to the future profitability of acquired businesses; competition; and other factors. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as the risks and uncertainties discussed above and other factors may cause actual results to differ materially from those projected. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements. Please refer to a discussion of these and other factors in the Company's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission.


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                             CORPORATE HEADQUARTERS
                              200 Golden Oak Court
                            Reflections II, 3rd Floor
                            Virginia Beach, VA 23452


     ARIZONA                                           NORTH CAROLINA
     Phoenix                                           Charlotte
                                                       Greensboro/Winston-Salem
     CALIFORNIA                                        Raleigh/Durham
     Irvine
     Los Angeles                                       OHIO
     Palo Alto/Silicon Valley                          Cincinnati
     San Francisco                                     Columbus

     COLORADO                                          OREGON
     Denver                                            Portland

     DISTRICT OF COLUMBIA                              PENNSYLVANIA
     Washington                                        Philadelphia
                                                       Pittsburgh
     FLORIDA
     Ft. Lauderdale                                    PUERTO RICO
     Jacksonville                                      San Juan
     Orlando
     Tallahassee                                       SOUTH CAROLINA
     Tampa                                             Columbia
                                                       Greenville
     GEORGIA
     Atlanta                                           TENNESSEE
                                                       Memphis
     ILLINOIS                                          Nashville
     Chicago
                                                       TEXAS
     KANSAS/MISSOURI                                   Austin
     Kansas City                                       Dallas/Ft. Worth
     St. Louis                                         Houston

     MARYLAND                                          VIRGINIA
     Baltimore                                         Richmond
                                                       Roanoke
     MINNESOTA                                         Virginia Beach/Norfolk
     Minneapolis
                                                       WASHINGTON
                                                       Seattle

SOURCE: METRO INFORMATION SERVICES, INC.